Van Kampen Strategic Municipal Income Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2005 - March 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Miami  10/20    -     $100.3 $600,00  4,500,    0.75%  0.28%    Banc    Bank
 Dade    /05             1     0,000     000                      of      of
County                                                          Americ  Americ
Florid                                                            a        a
  a,                                                            Securi
 Miami                                                           ties
Intern                                                           LLC,
ationa                                                          Estrad
   l                                                              a
Airpor                                                          Hinojo
   t                                                             sa &
                                                                Compan
                                                                  y,
                                                                Morgan
                                                                Keegan
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Guzman
                                                                  &
                                                                Compan
                                                                  y,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                Stifel
                                                                  ,
                                                                Nicola
                                                                 us &
                                                                 Co.,
                                                                 Inc.
                                                                Hanife
                                                                  n
                                                                Imhoff
                                                                Divisi
                                                                  on

                                                                Citigr
  NYC                                                            oup,
Indust                                                          Goldma
 rial   11/2/    -     $96.00 $800,00  21,750    2.72%  1.38%     n,    Citigr
Develo    05                   0,000    ,000                    Sachs     oup
 pment                                                          & Co.,
Revenu                                                          Merril
   e                                                              l
Americ                                                          Lynch
  an                                                            & Co.,
Airlin                                                          JPMorg
  es                                                             an,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.

                                                                Bear,
                                                                Stearn
  MTA   11/16    -     $101.3 $468,76  16,500    3.52%  1.03%    s &     Bear
Transp   /05             3     0,000    ,000                     Co.    Stearn
ortati                                                           Inc,      s
  on                                                            Citigr
Author                                                           oup,
  ity                                                           Merril
Revenu                                                            l
   e                                                            Lynch
 Bonds                                                          & CO.,
                                                                Advest
                                                                  ,
                                                                Inc/Le
                                                                bentha
                                                                 l &
                                                                 Co.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                SaSall
                                                                  e
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                JPMorg
                                                                 an,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                 N.A.
                                                                JPMorg
                                                                 an,
  NYC   11/17    -     $103.9 $387,74  $4,000    1.03%  0.25%   Citigr  Citigr
Indust   /05             9     0,000    ,000                     oup,     oup
 rial                                                           Morgan
Develo                                                          Stanle
 pmen                                                             y
Agency
Revenu
   e
 Bonds